SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 4, 2004

                              ENHANCE BIOTECH, INC.

               (Exact name of issuer as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                              000-31653 95-4766094
           (Commission File Number) (IRS Employer Identification No.)

                      666 Third Avenue, New York, NY, 10017
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 561-1716

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

NOT APPLICABLE

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

NOT APPLICABLE

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

NOT APPLICABLE

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         As of June, 4, 2004, the Registrant has appointed new auditors. By mutual agreement, Registrant and Farber & Hass, LLP. (Registrant's former independent auditors) terminated the auditor-client relationship. This decision to terminate the relationship was the result of the projected cost and timing of completion of Registrant's annual audit from Farber and Hass, LLP.

         Registrant provided Farber & Hass, LLP with a copy of the disclosures it is making herein prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission ("SEC") and requested that Farber & Hass, LLP furnish the Registrant a letter addressed to the SEC stating whether Farber & Hass, LLP agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. Farber & Hass, LLP's letter, dated June 4, 2004 is attached as Exhibit 16.1 hereto. Also attached hereto as Exhibit 16.2 is a copy of Farber & Hass, LLP's letter confirming the termination of the client-auditor relationship between Farber & Hass, LLP and Registrant.

         There has not been any adverse opinion or disclaimer of opinion issued by Farber & Hass, LLP on the financial statements since their appointment. The decision to change auditors was approved by the Board of Directors. There were no disagreements with the former accountant on any matter of accounting principles or practices since their appointment.

         Simultaneously with the termination of its relationship with Farber & Hass, LLP, Registrant retained Cacciamatta Accountancy Corporation ("Cacciamatta") as the Registrant's independent auditors. Cacciamatta's address is 2600 Michelson, Suite 490, Irvine, CA 92612. The Registrant's Board of Directors approved the appointment of Cacciamatta as the Registrant's independent accountants on June 4, 2004.

         During the most recent fiscal year and subsequent interim period, Registrant has not consulted with Cacciamatta regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 5. OTHER EVENTS.

NOT APPLICABLE

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

NOT APPLICABLE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements.

         None.

(b)      Pro Forma Financial Information.

         None.

(c)      Exhibits.

         16.1       Accountant's Letter to SEC dated June 4, 2004
         16.2       Accountant's Letter to Registrant dated June 4, 2004


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


ITEM 8. CHANGE IN FISCAL YEAR.

NOT APPLICABLE

ITEM 9. REGULATION FD DISCLOSURE.

NOT APPLICABLE

ITEM 10. AMENDMENTS/WAIVERS TO THE REGISTRANT'S CODE OF ETHICS.

NOT APPLICABLE

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

NOT APPLICABLE

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

NOT APPLICABLE

ITEM 13. RECEIPT OF AN ATTORNEY'S WRITTEN NOTICE.

NOT APPLICABLE


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ENHANCE BIOTECH, INC.,
                                        A Delaware corporation (Registrant)



DATE: JUNE 4, 2004                      BY:  /S/ CHRISTOPHER EVERY
                                             --------------------------------
                                             CHRISTOPHER EVERY, CHIEF
                                             EXECUTIVE OFFICER


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